UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to ss.240.14a-12

ARC GROUP WORLDWIDE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person Filing Proxy Statement, if other than Registrant)

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ARC GROUP WORLDWIDE, INC.

810 Flightline Blvd.

Deland, FL 32724

(303) 467-5236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held November 25, 2013

11:00AM Eastern Standard Time

To the Shareholders of ARC Group Worldwide, Inc.:

The Annual Meeting of the shareholders of ARC Group Worldwide, Inc. (referred to herein as “ARC” and the “Company”) will be held on November 25, 2013 at 11:00 AM (Eastern Standard Time) (the “Annual Meeting”) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 for the following purposes:

1.	To elect a Board of Directors consisting of three directors;

2.	To ratify and approve the Equity Grant of 145,456 shares of the Company’s common stock to Mr. Jason T. Young in connection with his re-appointment as Chief Executive Officer of the Company (the “Equity Grant”);

3.	To grant advisory approval of the Compensation of the Company’s Named Executive Officers;

4.	To grant advisory approval regarding the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers;

5.	To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2014; and

6.	To transact any other business that properly may come before the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. Only the shareholders of record as shown on the transfer books at the close of business on October 4, 2013 are entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). We anticipate that such notice will be mailed to shareholders on or about October 16, 2013.

After careful consideration, the ARC Board of Directors has unanimously determined that the proposed actions described above are advisable and fair to, and in the best interests of, ARC shareholders and unanimously recommends that you vote:

•	“FOR” EACH OF THE THREE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE RATIFICATION AND APPROVAL OF THE EQUITY GRANT OF 145,456 SHARES OF THE COMPANY’S COMMON STOCK TO MR. JASON T. YOUNG IN CONNECTION WITH HIS RE-APPOINTMENT AS CHIEF EXECUTIVE OFFICER OF THE COMPANY;

•	“FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS;

•	“FOR” ADVISORY APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2014; AND

•	“FOR’’ THE AUTHORIZATION OF THE PROXIES TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Under Rules adopted by the U.S. Securities and Exchange Commission, we have chosen to provide our shareholders with proxy materials on the Internet, rather than sending printed copies of such materials through the mail. In connection with this decision, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. This notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares. The notice also contains information concerning how to request our proxy materials in printed form or by e-mail, at no charge. We anticipate that the notice will be mailed to shareholders on or about October 16, 2013. If you hold shares of our common stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 25, 2013:

Our notice of annual meeting, proxy statement, annual report and instructions for the voting of shares are available on the Internet at www.edocumentview.com/ARCW.

Additional copies of our proxy materials may also be requested in printed form or by e-mail, at no charge, by calling (303) 467-5236 or requested via e-mail at investorrelations@arcgroupworldwide.net.

You may contact us by calling or writing our principle office to obtain directions to be able to attend the meeting and vote in person: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724; Telephone: (303) 467-5236.

All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete and return the proxy. The person executing the proxy may revoke it by filing with the Chief Executive Officer of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by choosing to vote in person at the Annual Meeting.

ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors:

Jason T. Young
President and Chief Executive Officer
October 4, 2013

I

Off-Balance Sheet Arrangements
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
Quantitative and Qualitative Disclosures about Market Risk

SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS	33
ABSENCE OF APPRAISAL RIGHTS	34
AVAILABILITY OF REPORTS ON FORM 10-K	34
PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	34
WHERE YOU CAN FIND MORE INFORMATION	34
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	34

II

QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the matters to be addressed at the Annual Meeting. These questions and answers may not address all questions that may be important to you as an ARC shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement, which you should read carefully. See “Where You Can Find More Information” on page 34.

Except as otherwise noted:

•	References in this proxy statement to “ARC,” the “Company,” “we,” “us,” and ”our” refer to the business of ARC Group Worldwide, Inc., and its subsidiaries;

Q:	Why am I receiving these materials?

A:	We are providing you with this proxy statement in connection with an Annual Meeting of our shareholders, which will take place on November 25, 2013, starting at 11:00 AM local time, at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019. As a shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	What am I being asked to vote on?

A:	You are being asked by the Board of Directors of ARC to consider and vote on the following matters:

•	To elect the three nominees for election as directors whose names are set forth on the proxy card; referred to in this proxy statement as Proposal No. 1;

•	To ratify and approve the Equity Grant of 145,456 shares of the Company’s common stock to Mr. Jason T. Young in connection with his re-appointment as Chief Executive Officer of the Company, referred to in this proxy statement as Proposal No. 2;

•	To grant advisory approval of the Compensation of the Company’s Named Executive Officers, referred to in this proxy statement as Proposal No. 3;

•	To grant advisory approval regarding the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers, referred to in this proxy statement as Proposal No. 4;

•	To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2014, referred to in this proxy statement as Proposal No. 5; and

•	To authorize the proxies to transact any other business that properly may come before the Annual Meeting, referred to in this proxy statement as Proposal No. 6.

Q:	Why is ARC seeking shareholder approval of the Equity Grant as described in Proposal No. 2?

A:

Our Common Stock is listed on the Nasdaq Capital Market (“NASDAQ”) and we are therefore subject to the listing rules and requirements of NASDAQ. These rules require shareholder approval for certain issuances of Common Stock.

On August 19, 2013, the Board of Directors made the Equity Grant of 145,456 shares to Mr. Young in connection with his re-appointment as Chief Executive Officer of the Company. Mr. Young had previously served as Chief Executive Officer of the Company but had resigned on August 16, 2011. Mr. Young was re-appointed as Chief Executive Officer of the Company on August 7, 2013. The Equity Grant was negotiated with Mr. Young following his period of non-employment as inducement for him to accept re-employment by the Company. The Equity Grant was endorsed by Brean Murray Carret Group, Inc. (“Brean Murray”), the controlling shareholder of approximately 61.5% of the issued and outstanding shares of Company Common Stock, prior to issuance and unanimously approved by the Company's compensation committee on August 19, 2013. The Company’s compensation committee consists of all of the Company's Independent Directors.

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The Company made the Equity Grant in reliance upon Nasdaq Rule 5635(c)(4) which provides an exception from shareholder approval for issuances following a bona fide period of non-employment as an inducement material to the individual's entering into re-employment with the Company, provided such issuances are approved by either the Company's independent compensation committee or a majority of the Company's Independent Directors. Notwithstanding the exception provided by Rule 5635(c)(4) and Mr. Young’s bona fide period of non-employment prior to the Equity Grant, which was authorized as inducement for his re-employment, Nasdaq subsequently advised the Company that reliance on the exception was not available because Mr. Young was serving as a director of the Company at the date of grant, which pursuant to Nasdaq’s interpretation pre-empts availability of the Rule 5635(c)(4) exception to the Company.

Upon being advised by Nasdaq, the Company promptly took corrective action by entering into a lock-up agreement which suspends the Equity Grant to Mr. Young pending a shareholder vote to approve the Equity Grant. The Company also obtained a support letter from Brean Murray, indicating that Brean Murray will vote its shares in favor of ratification of the Equity Grant.

The Nasdaq staff granted the Company an extension of time, until November 25, 2013, to regain compliance with Rule 5635 by seeking and receiving shareholder approval for the Equity Grant and notifying the Nasdaq staff of such action in writing.

Q:	What quorum and vote is required in connection with each of the proposals?

A:	A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of three directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve each of Proposals Nos. 2, 3, 4, 5 and 6.

Q:	What happens if I do not vote?

A:	The presence in person or by proxy of a majority of the outstanding shares of our Common Stock entitled to vote is required for us to ascertain a quorum and convene our Annual Meeting. If you do not vote, we may not be able to obtain a quorum to properly conduct the Annual Meeting. If you do not wish to vote, we request that you return your proxy indicating that you consent to being present for purposes of obtaining the quorum. In this manner, we will be able to conduct the Annual Meeting even if you do not vote your shares on any of the proposals submitted to the vote of the shareholders.

Q:	What happens if I abstain?

A:	If you vote “ABSTAIN” by proxy or if you otherwise vote “ABSTAIN” at the Annual Meeting, your shares will be counted only for purposes of determining the presence of a quorum. Broker non-votes will not be considered to be abstentions unless explicitly marked “abstain” and will otherwise only be present at the Annual Meeting for purposes of ascertaining a quorum.

Section 8 of Article II of the Company Bylaws provides that if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Election of directors is determined by plurality voting and therefore abstentions will not have an effect on the outcome of the election of directors. Abstentions will not have an effect on the outcome of voting on any matters submitted to the vote of the shareholders.

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Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and the notice is being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. After carefully reading and considering the information contained in this proxy statement, if you are the shareholder of record, please submit your proxy in accordance with the instructions set forth in the proxy card so that your shares may be voted at the Annual Meeting.

Beneficial Ownership—If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request a legal proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction card with this proxy statement for you to use in directing such institution regarding how to vote the shares you beneficially own.

See “How to Vote Your Shares” beginning on page 7.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms have authority to vote a client’s unvoted shares on some “routine” matters but cannot vote a client’s unvoted shares on “non-routine” matters. If you do not give voting instructions to your broker on a “non-routine” matter, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter when a broker returns an executed proxy but indicates that it does not have discretionary authority to vote on that matter and has not received instructions from the beneficial owner. Broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on these proposals.

You should instruct your broker to vote your shares. If you do not instruct your broker, your broker may not have the authority to vote your shares for any of the proposals at the Annual Meeting.

Please check with your broker and follow the voting procedures your broker provides.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring your proxy card or proof of identification to the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible. You may vote electronically on the internet; by mail by using the proxy card, or by using the toll-free telephone number listed on the proxy card. Please see “How to Vote Your Shares” on Page 7.

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For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee. A voting instruction card will be provided by your broker, bank or other nominee.

Q:	May I change my vote after I have submitted a proxy electronically, by telephone or mailed my signed proxy card?

A:	Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways. If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares. You must submit your notice of revocation or your new proxy card to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or mail if you have previously voted in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Q:	If I want to attend the Annual Meeting, what do I do?

A:	You should come to the place of our Annual Meeting, located at Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 at 11:00AM Eastern Standard Time, on November 25, 2013. Shareholders of record as of the record date for the Annual Meeting can vote in person at the Annual Meeting. If your shares are held in “street name,” then you must ask your broker, bank or other nominee holder how you can vote at the Annual Meeting.

Q:	Do I have dissenters’ or appraisal rights as a holder of ARC’s Common Stock?

A:	No. Dissenters’ rights, also referred to as appraisal rights, will not be available to holders of ARC Common Stock under the Utah Revised Business Corporation Act.

Q:	Who is paying for this proxy solicitation?

A:	The total expense of this solicitation will be borne by ARC, including reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners. Solicitation of proxies may be made personally or by mail, internet, e-mail or facsimile by officers and other management employees of ARC, who will receive no additional compensation for their services.

Q:	Who can help answer my additional questions about the Annual Meeting?

A:	If you have questions about the Annual Meeting and the matters to be voted upon, please contact:

ARC Group Worldwide, Inc.
810 Flightline Blvd.
Deland, FL 32724
Attention: Chief Executive Officer
Telephone: (303) 467-5236

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The information contained in this proxy statement may contain certain statements about the Company that are or may be “forward-looking statements” that is, statements related to future, not past, events, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause our results to differ materially from current expectations include, but are not limited to factors detailed in our reports filed with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to those set forth in our Annual Report under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. The forward-looking statements contained in the information in this proxy statement may include all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by, or that include the words “targets”, “plans”, “believes”, “expects”, “aims”, “intends”, “will”, “may”, “anticipates”, “estimates”, “approximates”, “projects”, “seeks”, “sees”, “should,” “would,” “expect,” “positioned,” “strategy,” or words or terms of similar substance or derivative variation or the negative thereof, are forward-looking statements. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of the Company; (iii) the effects of government regulation on the Company’s business, and (iv) our plans, objectives, expectations and intentions generally.

There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Additional particular uncertainties that could cause our actual results to be materially different than those expressed in forward-looking statements include: risks associated with our international operations; significant movements in foreign currency exchange rates; changes in the general economy, as well as the cyclical nature of our markets; availability and cost of raw materials, parts and components used in our products; the competitive environment in the areas of our planned industrial activities; our ability to identify, finance, acquire and successfully integrate attractive acquisition targets, expected earnings of the Company; the amount of and our ability to estimate known and unknown liabilities; material disruption at any of our significant manufacturing facilities; the solvency of our insurers and the likelihood of their payment for losses; our ability to manage and grow our business and execution of our business and growth strategies; our ability and the ability our customers to access required capital at a reasonable costs; our ability to expand our business in our targeted markets; the level of capital investment and expenditures by our customers in our strategic markets; our financial performance; our ability to identify, address and remediate any material weakness in our internal control over financial reporting; our ability to achieve or maintain credit ratings and the impact on our funding costs and competitive position if we do not do so; and other risk factors as disclosed in the Company’s Annual Report. Other unknown or unpredictable factors could also cause actual results to differ materially from those in any forward-looking statement.

Due to such uncertainties and risks, readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of the Company or any of its subsidiaries, unless otherwise expressly stated.

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PROXY STATEMENT

ARC GROUP WORLDWIDE, INC.

SUMMARY

This summary highlights selected information also contained elsewhere in this proxy statement related to the matters you are being asked to vote upon and may not contain all of the information important to you. You should read this entire document and the other documents to which this proxy statement refers you to fully understand the matters you are being asked to vote upon.  Each item in this summary refers to the page where that subject is hereinafter discussed in more detail.

ANNUAL MEETING OF SHAREHOLDERS

Date, Time, Place and Purpose

The Annual Meeting of ARC’s shareholders will be held on November 25, 2013 at 11:00 AM (Eastern Standard Time) (the “Annual Meeting”) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 for the following purposes:

1.	To elect a Board of Directors consisting of three directors;

2.	To ratify and approve the Equity Grant of 145,456 shares of the Company’s common stock to Mr. Jason T. Young in connection with his re-appointment as Chief Executive Officer of the Company;

3.	To grant advisory approval of the Compensation of the Company’s Named Executive Officers;

4.	To grant advisory approval regarding the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers;

5.	To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2014; and

6.	To transact any other business that properly may come before the Annual Meeting.

Solicitation of Proxies

This proxy statement is provided in connection with the solicitation of proxies by ARC’s Board of Directors, to be voted at the Annual Meeting or at any adjournment or postponement of the meeting. We anticipate that notice of the Annual Meeting will be first mailed, given or otherwise provided to shareholders on or about October 16, 2013.

Under Rules adopted by the U.S. Securities and Exchange Commission, we have chosen to provide our shareholders with proxy materials on the Internet, rather than sending printed copies of such materials through the mail. In connection with this decision, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. This notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares. The notice also contains information concerning how to request our proxy materials in printed form or by e-mail, at no charge. If you hold shares of our common stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter where a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. In particular, please note that brokers may not vote your shares on certain matters in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

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A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Chief Executive Officer, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned. Shareholders do not have dissenters' rights of appraisal for any action proposed to be taken at the Annual Meeting. The solicitation of proxies by the Company is to be made by mail, telephone and oral communications with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

Record Date, Shares Outstanding and Entitled to Vote

The close of business on October 4, 2013 has been fixed as the record date for the determination of holders of record of the Company’s common stock, $.0005 par value per share (the “Common Stock”), entitled to notice and to vote at the Annual Meeting. On the record date, 5,877,683 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting. Each share, unless otherwise set forth herein, is entitled to one vote. A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

How to Vote Your Shares

We will send a Notice of Internet Availability of Proxy Materials to all shareholders of record as of the record date for the Annual Meeting. That Notice will give you the opportunity to request a set of printed proxy materials, and you will be sent proxy materials if you request them. That set of printed proxy materials will also include a proxy card.

Shareholders of record are encouraged to review our Proxy Statement and Annual Report before you cast your vote.

You will be entitled to vote:

•	electronically on the internet;

•	by mail by using the proxy card and postage-paid return envelope if you request printed materials; or

•	by using the toll-free telephone number listed on the proxy card.

You may vote electronically by using a website that provides links to our Proxy Statement and Annual Report. You may access your records on this website by using a control number printed on the Notice of Internet Availability. If you vote on the internet, you do not need to return your proxy card.

If you vote by mail, simply mark, sign and date each proxy card that you receive, and return them in the postage-paid envelopes that you will receive.

If you vote by telephone, easy-to-follow telephone voice prompts should enable you to vote your shares and confirm that your voting instructions have been properly recorded. Our telephone voting procedures are designed to authenticate shareholders by using the individual control numbers provided on each proxy card. Accordingly, please have your proxy card available when you call. If you vote by telephone, you do not need to return your proxy card. Proxies submitted by telephone must be received no later than 1:00 AM, Eastern Daylight Time, on Monday, November 25, 2013, the day of the Annual Meeting. This cut-off time is necessary to enable us to complete a final vote tabulation.

Internet voting on our dedicated site is available 24 hours a day, seven days a week, except that no internet votes will be accepted after 1:00 AM, Eastern Daylight Time, on Monday, November 25, 2013, the day of the Annual Meeting. This cut-off time is necessary to enable us to complete a final vote tabulation.

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You can also come to the place of our Annual Meeting, located at Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 at 11:00AM Eastern Standard Time, on November 25, 2013. If you choose to do so, please bring your proxy card or proof of identification to the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee. A voting instruction card will be provided by your broker, bank or other nominee. For shares held in “street name,” you may be eligible to vote via the Internet if your broker, bank or other nominee participates in the proxy voting program provided by Broadridge. Instructions for voting via the Internet, if available, will be provided by your broker, bank or other nominee.

Votes at the Annual Meeting are counted by an inspector of election. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the originally scheduled Annual Meeting.  Please note, in the absence of your specific instructions as to how to vote, brokers may not vote your shares on the election of directors or on any other proposals other than the ratification of selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2014. We encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the three director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors. A plurality of the votes present in person or represented by proxy at the Annual Meeting is required for election of the Directors. The determinations of the shareholders with respect to all other Proposals will be determined by a majority of those present and voting in person or by proxy.

How to Change Your Vote

You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways. If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares. You must submit your notice of revocation or your new proxy card to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or via the Internet, if you have previously voted by fax or via the Internet in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

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Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the special meeting as specified in such proxies. If you provide specific voting instructions, your shares of Common Stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy via the Internet without giving specific voting instructions, your shares will be voted as follows:

•	“FOR” EACH OF THE THREE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE RATIFICATION AND APPROVAL OF THE EQUITY GRANT OF 145,456 SHARES OF THE COMPANY’S COMMON STOCK TO MR. JASON T. YOUNG IN CONNECTION WITH HIS RE-APPOINTMENT AS CHIEF EXECUTIVE OFFICER OF THE COMPANY;

•	“FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS;

•	“FOR” ADVISORY APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2014; AND

•	“FOR’’ THE AUTHORIZATION OF THE PROXIES TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Proxies solicited may be voted only at the special meeting and any adjournment or postponement of the special meeting and will not be used for any other meeting.

Quorum and Required Votes

A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of three directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve each of Proposals Nos. 2, 3, 4, 5 and 6.

Abstentions will not be counted for purposes of determining the outcome of any Proposals. Broker non-votes will be counted only for purposes of quorum and will not be counted for purposes of determining the outcome of any proposals submitted to the vote of the shareholders.

Abstentions and Broker “Non-Votes”

Votes at the Annual Meeting are counted by an inspector of election. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the originally scheduled Annual Meeting.  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

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In the election of directors, the three director candidates having the highest number of votes cast in favor of their election (constituting a plurality) will be elected to the Board of Directors. Only votes “FOR” or “AGAINST” the nominees for election as directors in respect of Proposal No. 1 will affect the outcome. Abstentions or withheld votes shall not affect the outcome of any of the proposals.

Recommendation of Our Board of Directors for voting of the shareholders at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•	“FOR” EACH OF THE THREE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE RATIFICATION AND APPROVAL OF THE EQUITY GRANT OF 145,456 SHARES OF THE COMPANY’S COMMON STOCK TO MR. JASON T. YOUNG IN CONNECTION WITH HIS RE-APPOINTMENT AS CHIEF EXECUTIVE OFFICER OF THE COMPANY;

•	“FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS;

•	“FOR” ADVISORY APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2014; AND

•	“FOR’’ THE AUTHORIZATION OF THE PROXIES TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect three directors to serve as our Board of Directors. Each director will be elected to hold office until the next Annual Meeting of shareholders. The affirmative vote of a plurality of the shares represented at the meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him or her as there are directors to be elected and for whose election he or she has the right to vote. As a result, a shareholder may vote all of his or her shares for each nominee, but may not cumulate the votes to vote more than the total number of shares owned for any one nominee. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as the Board’s nominees for directors. Each of the nominees currently is a director of the Company.

Each of the nominees has consented to be named in this proxy statement and to serve on the Board of Directors if elected. It is not anticipated that any of the nominees will become unable or unwilling to accept his nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

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The following table sets forth, with respect to each nominee for director, the nominee’s age, his position(s) and office(s) with the Company, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table, as well as a brief discussion of the experience, qualifications, attributes or skills that led to the conclusion that such individual should be nominated. For additional information concerning the nominees, including stock ownership and compensation, see “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Transactions with Management and Principal Shareholders.”

Name	Age	Position with the Company	Expiration of Term as Director	Initial Date as Director

Jason T. Young	34	Chief Executive Officer, Chairman of the Board	Next Annual Meeting	Appointed to the Board: October 2008

Gregory D. Wallis	54	Director, Audit Committee Member, Compensation Committee Member	Next Annual Meeting	Appointed to the Board: April 29, 2013

Eddie W. Neely	62	Director, Audit Committee Member, Compensation Committee Member	Next Annual Meeting	Appointed to the Board: August 7, 2013

Jason Young. Effective as of August 7, 2013, Mr. Jason Young has been appointed as the Chief Executive Officer of the Company.  Mr. Young was appointed as a member of the Board of Directors of the Company in October 2008 and was appointed as Chairman of the Board November 2008.  Mr. Young also served as the Chief Executive Officer of the Company from November 2008 to August 2011.  Since 2005, Mr. Young has been a Managing Director at Quadrant Management, Inc., where he is responsible for making investments in US and emerging market companies, where he frequently serves in active Management or Director level roles.  In 2008, Mr. Young co-founded Vanterra Capital and has served as a Managing Partner since then.  Mr. Young has served as Chairman of Yola, Inc. since 2011.  From 2000 to 2005, Mr. Young worked for Merrill Lynch in the Investment Banking Group and later in the Global Principal Investment Group. From 1999 to 2000, he was an Analyst at Helicon Capital Management, a hedge fund and venture capital investment firm.  He holds a BA in International Economics from UCLA.  Because of his employment with Quadrant Management, Inc., which is under common control with the Brean Murray Carret Group, Inc., Mr. Young is deemed to be an affiliate of the Brean Murray Carret Group, Inc., which is the majority shareholder of the Company.

Director Qualifications of Jason Young:

Mr. Young’s five years of experience as a director and officer of the Company has given Mr. Young extensive knowledge of the Company and its operations. In addition, Mr. Young’s service as an officer, director and employee of various entities in the investment industry has provided him with significant knowledge and experience regarding corporate financial and governance matters.

Gregory D. Wallis. Mr. Wallis has served as a Member of the Board of Directors since April 29, 2013. Mr. Wallis serves as a member of the Board’s Audit Committee and Compensation Committee. Mr. Wallis is the CEO of Dorst America in Bethlehem, PA, responsible for the company’s operations in North America.  Before being named CEO in 2004, Greg was Dorst’s Executive Vice President, with primary responsibilities of sales and marketing in the US, Canada, and Mexico.  He played a key role in taking Dorst from a niche player to the dominant supplier of high technology compacting presses in the Powder Metallurgy and related industries.  Prior to joining Dorst in 1989, Greg honed his engineering and marketing skills having held various positions within the former Frenchtown Ceramics Co, in Frenchtown, NJ.

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Director Qualifications of Gregory Wallis:

Mr. Wallis’ experience in industry and manufacturing, including his service as a Chief Executive Officer and Executive Vice President for a company involved in these areas, and experience in business development has provided him with extensive knowledge regarding financial, industrial and business matters.

Eddie W. Neely. Mr. Neely has served as a Member of the Board of Directors since August 7, 2013. Mr. Neely serves as a member of the Board’s Audit Committee and Compensation Committee.Mr. Neely previously served as an executive at Alpha Natural Resources, Inc. (NYSE: ANR), holding positions as the CFO and Chief Risk Officer.  Before joining ANR, Mr. Neely was CFO of Whites Fresh Food, Inc., a family-owned supermarket chain.  He also served as Controller for Hunt Assisted Living, LLC, and Director of Accounting for The Brink’s Company and held various accounting and finance positions with Pittston and its subsidiaries prior to that.  Mr. Neely graduated with a B.S. in Accounting from East Tennessee State University.  Mr. Neely is also a Certified Public Accountant and served in the US Army.

Director Qualifications of Eddie W. Neely:

Mr. Neely’s experience as a Chief Financial Officer, Chief Risk Officer, Controller, Director of Accounting and Certified Public Accountant has provided him with extensive knowledge regarding financial and business matters.

Required Shareholder Vote

The three director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE THREE NOMINEES FOR ELECTION AS DIRECTORS NAMED ABOVE IN PROPOSAL NO. 1. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” ALL NOMINEES.

INFORMATION REGARDING THE BOARD OF DIRECTORS

AND EXECUTIVE OFFICERS

Information regarding Mr. Jason T. Young as an officer and director of the Company is set forth in the table above pertaining to the nominees for election of directors.

Other Executive Officers

Name	Age	Position with the Company	Initial Date as Officer
Norma Caceres	48	Chief Financial Officer (1)	November 2012
Drew Kelley	37	Chief Financial Officer (2)	October 7, 2013

(1)	Ms. Caceres served as Chief Financial Officer from November 13, 2012 through October 4, 2013.
(2)	Mr. Kelley commenced his services as Chief Financial Officer effective October 7, 2013.

Ms. Norma Caceres. Ms. Norma Caceres was appointed as the Company’s Chief Financial Officer November 13, 2012.  Ms. Caceres also serves as Vice President and Chief Financial Officer of the Company’s subsidiary Quadrant Metals Technologies, LLC (“QMT”). Ms. Caceres previously joined QMT’s subsidiary, Flomet LLC (“Flomet”), in November 2010 and brings over 18 years of diverse accounting, auditing and financial reporting experience to her role. Ms. Caceres’ extensive experience was gained through senior and management roles she has held. She joined FloMet in November 2010, as Controller and is currently in the Chief Financial Officer role. For the 10 years prior to joining Flomet, Ms. Caceres was part of the Finance Management team at the Greater Orlando Aviation Authority with Compliance and Financial Reporting responsibilities. She was also part of the Internal Audit team in the early years of her time at the Authority, where she reviewed and provided guidance for implementation and improvement of internal control procedures. At the Public Accounting level she has provided comprehensive services, including audits, reviews, compilations and taxes, to companies in a variety of industries. Ms. Caceres is a licensed Certified Public Accountant since 1997 and a member of American Institute of Certified Public Accountants, Florida Institute of Certified Public Accountants and the Certified Public Accounting Society of Puerto Rico. She earned her Bachelor’s Degree in Business Administration in Accounting from the University of Puerto Rico and later her Masters from Florida Metropolitan University. She is currently a member of the Board of Directors for the Deland Chamber of Commerce.

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Mr. Drew Kelley. Prior to joining the Company, Mr. Kelley was a Senior Vice President at Jefferies LLC and its predecessor, Jefferies Group, Inc.  Mr. Kelley was employed by Jefferies (a brokerage, investment advisory, and corporate services company) from September 2008 to July 2013 and held various positions in the investment banking group, executing corporate finance, strategic advisory, restructuring, M&A, equity, and debt transactions for corporate clients.  Prior to Jefferies, Mr. Kelley held investment banking and equity research positions at Bear, Stearns & Co. Inc. from 2002 to 2008.  Mr. Kelley began his career at Merrill Lynch & Co. as an investment banking analyst in 2000.  Mr. Kelley holds a BA in Business-Economics with a Minor in Accounting from UCLA.

Each of our officers serves as the pleasure of the Board of Directors. There are no family relationships among our officers and directors.

[Proxy Statement Continues on Following Page]

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CORPORATE GOVERNANCE

Board Meetings

The Board of Directors met six times during the fiscal year ended June 30, 2013, and each director serving as of such date participated in 100% of the meetings, except for Mr. Deinard, Mr. Young and Mr. Bernstein, each of whom was unable to attend one meeting. The Board of Directors does not maintain a formal policy regarding the manner in which shareholders may communicate with the Board.  The Board intends to adopt such a formal policy in the near future.

The Company encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders, but does not require any member to do so. Mr. Deinard and Mr. Young were the only members of the Company’s Board of Directors to attend the Company’s most recent Shareholder’s Meeting.

Board Independence

We are currently subject to corporate governance standards defining the independence of our directors imposed by the NASDAQ Capital Market's requirements for independent directors (Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC). During the fiscal year ended June 30, 2013, Lynn Wunderman and Jonathan Bernstein qualified as independent directors in accordance with the standards imposed by the NASDAQ Capital Market's requirements for independent directors (Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC) until their resignations in April 2013; Jerrold H. Abrahams also qualified as an independent director and served until August 2013.

Viktor Nemeth served as a director of the Company until his resignation in April 2013. While Mr. Nemeth served as Chairman of the Audit Committee and Compensation Committee at the beginning of the most recent fiscal year, due to certain fees that were derived by Quadrant Management, Inc. following the Company’s acquisition of Quadrant Metals Technologies LLC and due to certain family relationships (he is the brother in law of an officer of Quadrant Management, Inc.) Mr. Nemeth no longer qualified as an independent director after such acquisition and he stepped down from his services on the Audit Committee and Compensation Committee following the Company’s Annual Meeting on August 7, 2012.

Mr. Willard T. Walker, Jr. served as an independent director of the Company from April of 2013 until his resignation in September of 2013.

Of the current members of the Board of Directors, Gregory Wallis and Eddie W. Neely qualify as independent directors in accordance with the standards described above. Mr. Wallis has served as an independent director since April of 2013 and Mr. Neely has held such position since August of 2013.

Board Risk Oversight

The Board of Directors has broad responsibility to provide oversight of significant risks to the Company primarily through direct engagement with Company management and through delegation of ongoing risk oversight responsibilities to the Board’s committees.

Board Leadership Structure

From August of 2011 to August 2013, the roles of Chief Executive Officer and Chairman were segregated. Mr. Jason Young, who previously also served as both the Company’s Chief Executive Officer and Chairman, served solely as Chairman from August 2011 until his appointment as Chief Executive Officer in August 2013. Mr. Theodore Deinard served as both Interim Chief Executive Officer from August 2011 to April 2013 and served as a director of the Company from August 2011 to April 2013. At the present time, Mr. Young holds both the position of Chairman and that of Chief Executive Officer. The Company believes that as Mr. Young is the sole officer of the Company on the Board of Directors, it is appropriate for him to serve as Chairman of the Board. Mr. Young is highly knowledgeable about the Company’s business and is capable of effectively identifying strategic priorities and leading the Board’s discussion and execution of strategy.

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Until August 2013, the Company had a Board consisting of six members, which included three Independent Directors.  Effective as of the date of this Proxy Statement, the Board consists of three members, which include two Independent Directors. The Company believes Independent Directors and management have different perspectives and roles in strategy development. The Chief Executive Officer brings corporate and capital markets experience and expertise, while the Company’s independent Directors bring experience, oversight, and expertise from outside the Company. The Board believes that the presence of the Chief Executive Officer as a member of the Board promotes the development and execution of the Company’s strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes that a Board, a majority of whose directors are independent is in the best interest of shareholders because it provides the appropriate balance between independent oversight of management and the development of strategy. The Company anticipates adding an additional independent director during the foreseeable future.

Audit Committee of the Board of Directors

Mr. Wallis and Mr. Neely are independent directors serving on the Company’s Audit Committee as of the date of this proxy statement.  The responsibilities of the Audit Committee include overseeing our financial reporting process, reporting the results of the Committee’s activities to the board, retaining and ensuring the independence of our auditors, approving services to be provided by our auditors, reviewing our periodic filings with the independent auditors prior to filing, and reviewing and responding to any matters raised by the independent auditors in their management letter. The Audit Committee met four times during the fiscal year ended June 30, 2013; each meeting was attended by all committee members serving as of such date.  The respective biographies and qualifications of the Audit Committee members are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Financial Expert

Eddie W. Neely has been designated to be the Company’s Audit Committee financial expert.  The biography and qualifications of Mr. Neely are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Charter

Our Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee will review and assess the adequacy of the Audit Committee charter annually.

Audit Committee Report

Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to engage and discharge the Company's auditors. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent auditors included in the report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company's independent accountants are in fact “independent.”

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In this context, the Audit Committee has met and held discussions separately with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect.

The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed with the independent accountants that firm's independence. No non-audit services were provided by the Company’s independent accountants in the year ended June 30, 2013.

Based on the Audit Committee's discussion with management and the independent accountants, and the Audit Committee's review of the representations of management and the report of the independent accounts to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2013 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors:

Eddie W. Neely
Gregory Wallis

Compensation Committee

The Board of Directors currently has a Compensation Committee consisting of Gregory Wallis and Eddie W. Neely.  The Compensation Committee has a charter which is located on the Company’s website at www.arcwireless.net. The Compensation Committee held one formal meeting during the fiscal year ended June 30, 2013.

Nominating Committee: Nominating Policies and Procedures

The Company does not currently have a standing nominating committee of the Board of Directors because it believes that the nominating functions should be conducted by the full Board of Directors.

On June 30, 2008 the Board of Directors amended and restated its Policies and Procedures for Nominations of Director Candidates (the “Nomination Policies”), which became effective January 1, 2009. Director nominations are made to the Board of Directors by independent directors, constituting a majority of the Board of Directors’ independent directors, in a vote in which only independent directors vote. It is the policy of the Board of Directors that each candidate recommended for nomination and election to the Board (each, a “Nominee”), regardless of whether such Nominee is recommended by a shareholder of the Company, the Board or any other person, shall be approved by a majority of the independent directors of the Board.

In general, the Board believes that certain minimum qualifications must be met by each Nominee for the Board, as well as meeting the applicable independence standards required by the Securities Exchange Commission (the “SEC”) and federal securities laws. The Board believes that Nominees must reflect a Board that is comprised of directors (i) a majority of whom are independent (as determined under the aforementioned SEC director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In evaluating the qualifications of the Nominees, the Board considers many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and the like. The Board evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board considers the suitability of each Nominee, including the current members of the Board, in light of the current size and composition of the Board.

Unless and until otherwise subsequently determined by the Board, the number of directors of the Company at any time shall be the number of directors that the Board nominated for election at the most recently-held Annual Meeting of shareholders, increased by the number of directors, if any, that the Board appointed subsequent to the most recently-held Annual Meeting of shareholders and also increased by the number of directors, if any, whose term as a director did not expire at the most recently-held Annual Meeting of shareholders.

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The Board shall consider recommendations for Nominees to the Board from shareholders (an “Eligible Shareholder”) holding a minimum of $2,000 in market value, or 1%, of the Company’s voting Common Stock, which stock is held through the date of the meeting electing directors, and which Eligible Shareholder complies with the nomination notice procedures set forth in the Nomination Policies. Nominees recommended by Eligible Shareholders (hereinafter referred to as “Shareholder Candidates”) will be evaluated by the Board on the same basis as Nominees that may be identified by the Board, management or, if the Board permits, a search firm.

For a Shareholder Candidate to be considered by the Board, the Eligible Shareholder and the Shareholder Candidate must comply with the procedures set forth in the Company’s Nomination Policies. Recommendations for Shareholder Candidate(s) to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Group Worldwide, Inc., Attn: President, at the Company’s principle offices at 810 Flightline Blvd., Deland, FL 32724. The specific recommendations should include the information set forth in the Company’s Nomination Policies.

For a recommendation of a Shareholder Candidate to be properly brought before the Board by an Eligible Shareholder, the Eligible Shareholder must have given timely notice thereof in writing to the Chief Executive Officer of the Company. To be timely, an Eligible Shareholder’s notice must be delivered to the Chief Executive Officer not less than one hundred and twenty (120) days prior to the first (1st) anniversary of the preceding year’s Annual Meeting. In the event that the date of the Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date of the preceding year’s Annual Meeting, the notice by the Eligible Shareholder must be delivered not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made.

The Chief Executive Officer of the Company will provide a copy of the Nominating Policies and Procedures upon a request in writing from the Eligible Shareholder.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the executive officers and directors, and persons who beneficially own more than 10% of the equity securities of reporting companies, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms we received, we believe that during the year ended June 30, 2013, all such filing requirements applicable to our Company were complied with, except that reports were filed late by the following persons:

Name	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Paul Rini	1	1	0
Jerrold Abrahams	1	1	0
Arlan Clayton	1	1	0
Jason T. Young	2	2	0
Brean Murray Carret Group, Inc.	1	1	0

Code of Ethics

We have adopted a Code of Ethics, which was amended on November 7, 2006, that applies to all officers, directors and employees of the Company. The Code is publicly available and posted on the Company’s website at the following link: http://www.arcwireless.net.

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Corporate Governance Documents

On the Company’s Corporate Governance Web site at http://www.arcwireless.net, shareholders can access the Company’s Audit Committee Charter, Compensation Committee Charter, and Code of Ethics for members of the Board of Directors and officers. Copies of these documents are available to shareholders without charge upon request to the Chief Executive Officer at the Company’s principal address.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis addresses the aspects of our compensation programs and explains our compensation philosophy, policies, and practices, with respect to our Named Executive Officers, including our Chief Executive Officer and Chief Financial Officer, which we collectively refer to as our Named Executive Officers.

Oversight of Executive Compensation Program

The Compensation Committee of our Board of Directors oversees our executive compensation programs. Each member of the Compensation Committee is an “independent director” as defined by the federal securities laws and in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC.  The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company. The various components of the compensation programs for executive officers are discussed below in Elements of Executive Compensation Program.

Objectives of Executive Compensation and What the Programs are Designed to Reward

The Company’s executive compensation program is designed to integrate compensation with the achievement of our short-term and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executive officers and rewarding them for superior performance.

We believe that the compensation of our executive officers should reflect their success in attaining key operating objectives, such as growth or maintenance of market position, development of new products, maintenance and development of customer relationships and long-term competitive advantage. We also believe that executive compensation should reflect achievement of individual goals established for specific executive officers, as well as specific achievements by such individuals over the course of the year such as development of specific products or customer relationships or agreements or executing or integrating acquisitions and strategic arrangements.

Compensation Consultants

In determining competitive levels of compensation, the Compensation Committee considers publicly available information regarding the compensation of executive officers of other comparable U.S. investor-owned companies. The Compensation Committee also considers recommendations made by the CEO regarding compensation for other Named Executive Officers and key employees. The Compensation Committee did not utilize the services of a compensation consultant in the fiscal year ended June 30, 2013, as the Compensation Committee believed that there was no current need for the services of such consultant with respect to review, assessment and determinations of Company executive compensation.

Elements of Executive Compensation Program

Compensation elements include:

•	base salary;
•	annual cash or equity incentive awards;
•	long-term equity incentive compensation; and
•	other health, welfare and pension benefits.

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Base Salary

Base salary is designed to provide competitive levels of base compensation to our executives based on their experience, duties and scope of responsibilities.  We pay base salaries because it provides a base compensation that is required to recruit and retain executives of the quality that we must employ to ensure the success of our Company.

Annual Cash or Equity Incentive Awards

Annual incentive compensation is designed to provide competitive levels of compensation based on experience, duties and scope of responsibilities. Incentive awards are influenced by the Company’s profitability and achievement of planned profitability, as well as other factors.

Long-Term Equity Incentive Compensation

Long-term equity awards were granted to our executives from our 1997 Stock Option and Compensation Plan, (“1997 Plan”) until September 2007, when the shareholders of the Company approved the new 2007 Stock Incentive Plan (the “2007 Plan”). The Compensation Committee does not have a regular schedule for awarding equity-based compensation and the timing of such awards is subject to the discretion of the Compensation Committee. We do not backdate options or grant options retroactively or stock options with a so-called “reload” feature. In addition, we do not plan to coordinate grants of options so that they are made before the announcement of favorable information, or after the announcement of unfavorable information.

No stock options were issued for the years ended June 30, 2013 or 2012.

Other Health, Welfare and Retirement Benefits

Health and Welfare Benefits

Employees may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, and life insurance. We provide these benefits to meet the health and welfare needs of employees and their families.

401(k) Plan

The operating entities sponsor a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. The employer contribution criteria currently varies by operating entity. Our executives are also eligible for these Company matches, subject to regulatory limits on contributions to 401(k) plans.

We do not currently provide pension arrangements or post-retirement health coverage for our executives or employees, although we may consider such benefits in the future. In addition, we do not provide any nonqualified defined contribution or other deferred compensation plans, although we may consider such benefits in the future.

Employment Agreements and Other Post-Employment Payments

Mr. Jason T. Young was re-appointed as our Chief Executive Officer on August 7, 2013 with an annual base salary of $350,000. In addition, the Company granted 145,456 shares of the Company’s Common Stock to Mr. Young. The Company is not party to a written employment agreement with Mr. Young.

Mr. Theodore Deinard, our former Interim Chief Executive Officer currently serves as the Chief Executive Officer of the Company’s subsidiaries, Arc Wireless, LLC and Arc Wireless, Inc. Mr. Deinard receives an aggregate salary of $25,000 per annum in consideration for such services. The Company is not party to a written employment agreement with Mr. Deinard.

Mr. Harold Bledsoe, our former President and Chief Technology Officer, is not party to an employment agreement and has no current compensation arrangement with the Company.

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Mr. Robert Marten, our former Chief Executive Officer and Former President is compensated pursuant to his employment agreement with the Company’s subsidiary FloMet LLC (the “Marten Employment Agreement”). Pursuant to the Marten Employment Agreement, Mr. Marten serves as the President and Chief Executive Officer of FloMet LLC. Mr. Marten entered into the Marten Employment Agreement with FloMet LLC as of March 1, 2011. The Marten Employment Agreement has a term of three (3) years. The term of Mr. Marten’s employment shall be automatically renewed for additional one (1) year terms unless either party to the Marten Employment Agreement gives notice at least sixty (60) days prior to the scheduled expiration date of Mr. Marten’s employment. Pursuant to the Marten Employment Agreement, Mr. Marten is entitled to receive a salary of $267,300 per annum. In addition, pursuant to the Marten Employment Agreement, Mr. Marten shall be entitled to the standard benefits of other employees of FloMet LLC, including, without limitation, eligibility for awards under the 2009 Flomet Incentive Plan. The Marten Employment Agreement contains standard covenants regarding intellectual property, as well as covenants not to compete and covenants not to solicit customers and employees. If Mr. Marten’s employment is terminated without cause, he will be entitled to receive a severance payment in an amount equal to twelve (12) months of his base salary. In addition, Mr. Marten is a party to the FloMet Loan Termination Agreement, as described under “Certain Transactions with Management and Principal Shareholders” below.

Mr. Thomas Houck, Vice President of Manufacturing/MIM Division, is compensated pursuant to his employment agreement with the Company’s subsidiary FloMet LLC (the “Houck Employment Agreement”). Mr. Houck entered into the Houck Employment Agreement with FloMet LLC as of February 28, 2011. The Houck Employment Agreement has a term of three (3) years and shall be automatically renewed for additional one (1) year terms unless either party gives notice at least sixty (60) days prior to the scheduled expiration date of Mr. Houck’s employment. Pursuant to the Houck Employment Agreement, Mr. Houck is entitled to receive a base salary of $115,000 per annum plus bonus, subject to discretionary merit increases by Company management. In addition, Mr. Houck shall be entitled to the standard benefits of other employees of FloMet LLC, including, without limitation, eligibility for awards under the 2009 Flomet Incentive Plan. The Houck Employment Agreement contains standard covenants regarding intellectual property, as well as covenants not to compete and covenants not to solicit customers and employees. If Mr. Houck’s employment is terminated without cause, he will be entitled to receive a severance payment in an amount equal to twelve (12) months of his base salary.

Mr. Ashley Nichols, Vice President of Technology & Engineering, is compensated pursuant to his employment agreement with the Company’s subsidiary FloMet LLC (the “Nichols Employment Agreement”). Mr. Nichols entered into the Nichols Employment Agreement with FloMet LLC as of February 28, 2011. The Nichols Employment Agreement has a term of three (3) years which shall be automatically renewed for additional one (1) year terms unless either party gives notice at least sixty (60) days prior to the scheduled expiration date. Mr. Nichols is entitled to receive a base salary of $113,700 per annum plus bonus, subject to discretionary merit increases by Company management. In addition, Mr. Nichols shall be entitled to the standard benefits of other employees of FloMet LLC, including, without limitation, eligibility for awards under the 2009 Flomet Incentive Plan. The Nichols Employment Agreement contains standard covenants regarding intellectual property, as well as covenants not to compete and covenants not to solicit customers and employees. If Mr. Nichol’s employment is terminated without cause, he will be entitled to receive a severance payment in an amount equal to twelve (12) months of his base salary.

Ms. Norma Caceres, serving as our Chief Financial Officer from November 13, 2012 through October 4, 2013, has no written compensation agreement with ARC or any of its subsidiaries. She is paid a base salary of $140,000 per annum plus cash incentive payments.

Mr. Kelley, commencing services as our Chief Financial Officer effective as of October 7, 2013, does not have a written compensation agreement with ARC or any of its subsidiaries. He will be paid $225,000 per annum.

Tax Implications of Executive Compensation

We do not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, other than awards that may be exercised under the 1997 Plan or be made under the 2007 Plan; however, we may in the future decide to authorize other compensation in excess of the limits of Section 162(m) if it determines that such compensation is in the best interests of the Company.

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Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Eddie W. Neely
Gregory Wallis

[Proxy Statement Continues on Following Page]

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Executive Officer Summary Compensation Table

The following table shows compensation earned during the two most recent fiscal years by our chief executive officer, chief financial officer, and all other executive officers. For the purpose of executive compensation and related person disclosure, we refer to these individuals collectively as the Named Executive Officers.

Summary Compensation Table for Fiscal Year 2013 and 2012

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jason T. Young	2013	25,000						15,000	40,000
Chief Executive Officer and Chairman of the Board (1)	2012	25,000						15,000	40,000

Theodore Deinard,	2013	17,700							17,700
Former Interim Chief Executive Officer, Former Chief Financial Officer (2)	2012	22,917							22,917

Robert Marten,	2013	267,000	100,000			108,750	—	19,117	475,750
Former Chief Executive Officer, Former President, Former Director, Chief Executive Officer of FloMet and Advanced Forming Technologies, Inc. (3)	2012	267,300	—			106,476	—	16,477	373,476

Norma Caceres,	2013	134,000	20,000			48,963	—	13,196	216,159
Chief Financial Officer (4)	2012	124,194	—			64,117	—	5,459	193,770

Thomas Houck,	2013	140,000	30,000			75,088		13,665	245,088
Vice President of Manufacturing/MIM Division	2012	126,760				64,117		5,459	190,877

Ashley Nichols,	2013	133,000	50,000			64,083		12,994	247,083
Vice President of Technology/MIM Division	2012	118,390	—			62,972		9,928	247,083

Harold Bledsoe,	2013	31,731							31,731
Former President and Former Chief Technology Officer (5)	2012	150,000							150,000

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(1)	Mr. Young has served as a director of the Company since October of 2008, and as Chairman of the Board since November of 2008. He served as Chief Executive Officer from November of 2008 until August of 2011. In August of 2013, Mr. Young was re-appointed as Chief Executive Officer.
(2)	Mr. Deinard was appointed as a director, the Company’s Interim Chief Executive Officer and Chief Financial Officer in August 2011. Mr. Deinard served as the Company’s Interim Chief Executive Officer until his resignation in April 2013. Mr. Deinard served as the Company’s Chief Financial Officer until his resignation in November 2012. Mr. Deinard did not receive compensation as an employee but was paid fees for his services as a Director. For fiscal year 2013 and 2012, Mr. Deinard earned $17,700 and $22,917, respectively, for his services as Director. Following cessation of his services as an officer of the Company, Mr. Deinard continued to be compensated in the aggregate amount of $25,000 per annum with respect to his continuing services as chief executive officer of the Company’s subsidiaries, ARC Wireless, LLC and ARC Wireless, Inc.
(3)	Mr. Marten served as the Company’s President from September 2012 to August 2013 and served as the Company’s Chief Executive Officer from April 2013 to August 2013.
(4)	Ms. Norma Caceres was appointed Chief Financial Officer November 13, 2012 and served through October 4, 2013.
(5)	Mr. Bledsoe resigned as the Company’s President and Chief Technology Officer on September 16, 2012.
(i)	Other compensation consists of insurance premiums and 401(k) plan matching contributions that are generally available to all salaried employees.

Grants of Plan-Based Awards

There were no stock Equity Incentive Plan awards granted to the executive officers with respect to the years ended June 30, 2013 and 2012. In addition, no options were exercised by the executive officers during the years ended June 30, 2013 and 2012.

Outstanding Equity Awards at Fiscal Year-End

There were no Outstanding Equity Awards as of June 30, 2013.

Director Compensation for the year ended June 30, 2013

The table below summarizes the compensation paid by the Company to directors for the year ended June 30, 2013:

Director Compensation for the year ended June 30, 2013

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Viktor Nemeth (1)	$28,333	—	—	—	—	—	$28,333
Lynn Wunderman (1)	$28,333	—	—	—	—	—	$28,333
Jonathan Bernstein (1)	$28,333	—	—	—	—	—	$28,333
Jerrold H. Abrahams (2)	$40,000	—	—	—	—	—	$40,000
Gregory Wallis(3)	$11,666	—	—	—	—	—	$11,666
Willard T. Walker Jr. (4)	$11,666	—	—	—	—	—	$11,666

(1)	Mr. Nemeth, Mr. Bernstein and Ms. Wunderman resigned in April 2013.
(2)	Mr. Abrahams resigned in August 2013.
(3)	Mr. Wallis was appointed as a director in April 2013.
(4)	Mr. Walker served as a director from April 2013 until September 2013.

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Compensation for Mr. Deinard, Mr. Young and Mr. Marten is set forth Summary Compensation Table for Fiscal Year 2013 and 2012.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or former officer of the Company or had any material relationship or transactions with the Company and no officer of the Company sits on the compensation committee or other body that has the power to establish the compensation of any member of the Compensation Committee.

2007 Stock Incentive Plan

In September 2007 the shareholders of the Company approved the 2007 Stock Incentive Plan (the “2007 Plan”). The 2007 Plan provided for grants of up to 300,000 shares of our common stock to be issued as incentive. As of June 30, 2013, there were no options outstanding under the 2007 Plan.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Other than the Marten Employment Agreement, the Houck Employment Agreement and the Nichols Employment Agreement, each described above under the caption “Employment Agreements and Other Post-Employment Payments”, and the FloMet Loan Termination Agreement with Mr. Marten, as described under “Certain Transactions with Management and Principal Shareholders” below, we have no compensatory plan or arrangement that results or will result from the resignation, retirement, or any other termination of an executive officer’s employment with us or from a change-in-control or a change in an executive officer’s responsibilities following a change-in-control.

Certain Transactions with Management and Principal Shareholders

We do not employ specific written procedures for the review, approval or ratification of related party transactions involving our directors, officers and employees or their family members, but we consider such transactions on a case-by-case basis.

Quadrant Management Inc. and Brean Murray Carret Group, Inc.

Effective August 8, 2012, the Company acquired all of the shares of Quadrant Metals Technologies LLC (“QMT”) pursuant to a Membership Interest Purchase Agreement, dated as of April 6, 2012 with Quadrant Management, Inc. (“QMI”), QMT, QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP (the “QMT Acquisition Agreement”). The QMT Acquisition Agreement provided for the acquisition of QMT by the Company (such acquisition is referred to herein as the “QMT Acquisition”). QMT’s subsidiaries include FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC.

At the Company’s last Annual Shareholders’ Meeting on August 7, 2012, the Company’s shareholders voted, among other actions, to (i) approve the QMT Acquisition and the issuance of 4,029,691 shares of the ARC Common Stock at an exchange price of $7.80 per share (in each case giving effect to the Company’s 1:1.95 reverse stock split of August 7, 2012, referred to herein as the “Reverse Stock Split”); and (ii) approve the sale of 57,768 shares of ARC Common Stock to Carret P.T., LP at $7.80 per share (in each case giving effect to the Reverse Stock Split) in consideration for cash investment in ARC of $450,594 (the “Securities Sale”). On August 8, 2012, the Company closed the QMT Acquisition and the Securities Sale.

QMI is under common control with Brean Murray Carret Group, Inc. (“Brean Murray”). QMI indirectly owned 74% of the membership interests of QMT prior to the Company’s acquisition of QMT in August of 2012. Brean Murray is the controlling shareholder of ARC. Brean Murray and QMI are under common control and therefore Brean Murray, QMI, ARC and QMT are affiliates under common control. Specifically, Brean Murray controls 100% of the ownership interests of QMI as well as, via certain wholly-owned intermediaries, 61.5% of the shares of ARC.

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Pursuant to the original terms of an Advisory Agreement entered into on January 21, 2009 (the “ARC Advisory Agreement”). QMI has provided ARC financial advisory and business consulting services, including restructuring services.  In consideration for the restructuring services provided by QMI since November 2008 and for ongoing services, ARC originally agreed to pay QMI the following compensation: (1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; (2) an annual fee of the greater of: (i) $250,000; (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year; or (iii) 20% of reported EBITDA for the current financial year; and (3) all reasonable out-of-pocket expenses incurred by QMI in performing services under the ARC Advisory Agreement.

The ARC Advisory Agreement technically provides QMI the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT Acquisition and the AFT Acquisition.  However, QMI has granted waivers to certain provisions of the ARC Advisory Agreement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 QMI shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 QMI shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, QMI and ARC entered into a Letter Agreement pursuant to which ARC agreed to pay QMI transaction fees upon the closing of the QMT and AFT Acquisitions, calculated by reference to 2% of the total enterprise value for the QMT Acquisition and AFT Acquisition. As a result of the Closing of the QMT and AFT Acquisitions on August 8, 2012, a fee of $1.6 million has been paid to QMI.

In addition, QMI and QMT have entered into a non-exclusive financial advisory agreement (the “QMT Financial Advisory Agreement”), whereby QMI performs ongoing consulting and advisory services for QMT through QMI personnel (acting at all times as independent contractors to QMT). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on April 1, 2012 QMT commenced paying an annual cash fee to QMI of $250,000 to be paid in quarterly installments. QMT shall reimburse QMI for all reasonable out-of-pocket costs and expenses incurred by QMI in connection with the performance of its services. The QMT-QMI financial advisory agreement continues in effect following the acquisition of QMT by the Company and will remain effective through December 31, 2013 in accordance with the Amendment to the QMT Financial Advisory Agreement.

As a result of the accounting for the reverse merger, the statement of operations reflect only the fees earned by QMI for financial advisory services provided to QMT prior to August 8, 2012 and subsequent to August 8, 2012, fees earned by QMI for financial advisory services provided to ARC and QMT.

As of June 30, 2013 and 2012, the Company owed $288,000 and $550,000, respectively to QMI Management Inc. Fees earned by QMI for the years ended June 30, 2013 and 2012 were $650,000 and $600,000, respectively.

In addition, the following officers and directors of ARC are also affiliated with QMI and Brean Murray: Mr. Jason Young, the Company’s Chairman, has been a Managing Director at QMI since 2005, where he is responsible for making investments in US and emerging market companies, and where he frequently serves in active management- or director-level roles.  Mr. Theodore Deinard, who served as the Company’s Interim Chief Executive Officer and as a director of the Company until he resigned as the Interim Chief Executive Officer of the Company and as a member of the Company’s Board of Directors on April 29, 2013, is a Managing Director of QMI. Mr. Deinard is also related by marriage to an officer of QMI. Mr. Jason Young and Mr. Alan Quasha, an officer of QMI, each serve on the Board of Directors of QMT and receive fees for such services. Mr. Young and Mr. Deinard are each deemed to share voting and investment power over the shares beneficially owned by Brean Murray.

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Robert Marten, Former Officer and Director

During fiscal year ending June 30, 2012, FloMet loaned its president, Mr. Robert Marten, $303,000 as represented by a promissory note dated July 1, 2011 (the “FloMet Loan”). The balance due to FloMet for the years ended June 30, 2013 and 2012 was $272,000 and $303,000. Interest accrued at June 30, 2013 associated with this loan amounted to $3,000. The principal of the FloMet Loan represented the purchase price of certain membership interests which Mr. Marten had acquired from FloMet through transactions which had originated in 2006 (the “FloMet Membership Interests”). Upon the acquisition of FloMet by QMT, Mr. Marten received membership interests in QMT (the “QMT Membership Interests”) as consideration for the FloMet Membership Interests. The QMT Acquisition included the acquisition of QMT’s subsidiary FloMet. As a result of the acquisition of QMT by ARC, Mr. Marten was issued 83,941 shares of ARC common stock in exchange for the QMT Membership Interests, which remained subject to the terms of the 2011 promissory note representing the FloMet Loan.

The continuation of effectiveness of the FloMet Loan following the acquisition of QMT by the Company on August 8, 2012 constituted a violation of Section 402 of the Sarbanes-Oxley Act of 2002 (the “Act”) which prohibits loans to directors and executive officers by public companies and their subsidiaries.  Mr. Robert Marten, the beneficiary of the FloMet Loan, stepped down as Chief Executive Officer of the Company on August 8, 2013 and resigned as a director on September 24, 2013.  Disclosure of the existence of the FloMet Loan had been included in all of the Company’s financial statements as filed with the U.S. Securities & Exchange Commission (the “SEC”) from the date of filing of the Company’s definitive proxy statement on July 18, 2012 through the date hereof.  The Company notified its independent accountants on September 24, 2013 regarding the violation and the Board’s decision to terminate the FloMet Loan and voluntarily self-report the violation to the SEC.  The FloMet Loan terminated on September 25, 2013 pursuant to the terms and conditions of the Flomet Loan Termination Agreement, described below.  The Company plans to promptly initiate additional controls and procedures with respect to all compliance matters, including, without limitation, payments to the Company's directors and executive officers.

On September 25, 2013, the Company, FloMet and Mr. Marten entered into a Loan Termination Agreement (the “FloMet Loan Termination Agreement”). Pursuant to the terms of the FloMet Loan Termination Agreement, the promissory note representing the FloMet Loan terminated and all remaining and unpaid amounts due, payable or otherwise owed to the Company by Mr. Marten were cancelled. As part of the FloMet Loan Termination Agreement, for purposes of incentive for Mr. Marten to remain an employee of FloMet, the parties agreed Mr. Marten would retain 44,159 shares of Company common stock (the “Shares”) that would have otherwise been subject to tender and cancellation upon termination of the FloMet Loan (the number of Shares reflects remaining payments due, calculated by reference to the publicly quoted closing price per share of the Company’s Common Stock on the Nasdaq Stock Market on September 24, 2013). Under the FloMet Loan Termination Agreement, Mr. Marten’s ownership of the Shares will be subject to forfeiture if he does not remain an employee. The Shares shall vest and become free of risk of forfeiture in an amount equal to one-third (1/3) of the total amount of Shares on at the end of each Company fiscal year at June 30, 2014, June 30, 2015 and June 30, 2016, so long as Mr. Marten remains employed on such date by ARC, FloMet or any direct or indirect subsidiary or affiliated company thereof (an “ARC Employee”). The parties to the FloMet Loan Termination Agreement have agreed that the value of any and all Shares released from risk of forfeiture shall be construed as additional compensation paid to Mr. Marten and netted against the gross cash bonus Mr. Marten would have otherwise been entitled to receive with respect to each such fiscal year. Should Mr. Marten cease to be an ARC Employee (other than for reasons of death, disability or good reason) any and all unvested Shares shall be forfeited and promptly tendered by Mr. Marten to the Company for cancellation.

Except as set forth herein, during the fiscal year ended June 30, 2013, there were no transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company’s Common Stock in which the amount involved exceeded $120,000 and in which any of the foregoing persons had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

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Common Stock not outstanding that is subject to options or other convertible securities or rights is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or other convertible securities or rights, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

The following table summarizes certain information as of October 2, 2013, except as noted below, with respect to the beneficial ownership of our common stock by each director, director-nominee, by all executive officers, directors and director-nominees as a group, and by each other person known by us to be the beneficial owner of more than five percent of our common stock. As of October 2, 2013, 5,877,683 shares of our Common Stock were issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Jason Young, Chief Executive Officer and Chairman of the Board ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	3,767,636	(1)(4)	64.1%

Theodore Deinard, Former Interim Chief Executive Officer, Former Chief Financial Officer ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	3,613,948	(2)(4)	61.5%

Robert Marten, Former Chief Executive Officer, Former President, Former Director Chief Executive Officer of FloMet and Advanced Forming Technologies, Inc. ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	83,941		1.4%

Norma Caceres, Chief Financial Officer (5) ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	0		—

Drew Kelley, Chief Financial Officer (5) ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	0		—

Brean Murray Carret Group, Inc. 40 West 57th Street, 20th Floor New York, NY 10019	3,613,948	(2)(4)	61.5%

Arlan Clayton ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	806,046	(3)	13.7%

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Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Gregory Wallis, Director ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	0		—

Eddie W. Neely, Director ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	0		—

Harold Bledsoe, Former President and Former Chief Technology Officer ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	0		—

Thomas Houck, Vice President of Manufacturing/MIM Division ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	0		—

Ashley Nichols, Vice President of Technology/MIM Division ARC Group Worldwide, Inc. 810 Flightline Blvd Deland, FL 32724	10,275		*

All officers, directors and director-nominees as a group (11 persons)	3,861,852	(1)(2)(4)	65.7%

* Less than one percent.

(1)	Consists of 3,613,948 shares beneficially owned by the Brean Murray Carret Group, Inc. and 153,688 shares owned by Mr. Young. Mr. Young, the Chief Executive Officer of the Company and Chairman of the Company’s Board serves as a representative of Brean Murray Carret Group, Inc., and is deemed to share voting and investment power over the shares beneficially owned by the Brean Murray Carret Group, Inc.
(2)	Consists of 3,613,948 shares beneficially owned by Brean Murray Carret Group, Inc. Mr. Young, the Company's Chief Executive Officer and Chairman of the Board and Mr. Deinard, the former Chief Executive Officer and former director of the Company, each serves as a representative of Brean Murray Carret Group, Inc. and each holds voting and investment power over these shares on behalf of the Brean Murray Carret Group, Inc.
(3)	Consists of shares owned by Mr. Arlan Clayton as reported on Schedule 13D dated August 8, 2012.
(4)	The shares owned by Brean Murray Carret Group, Inc. are included four times in the table in accordance with the rules governing disclosure of beneficial ownership. In addition to being shown as owned by Brean Murray Carret Group, Inc., these same shares are included as being within the scope of the definition of beneficial ownership of Mr. Jason Young, Mr. Theordore Deinard and by all officers and directors as a group.
(5)	Ms. Norma Caceres served as Chief Financial Officer of the Company from November 13, 2012 through October 4, 2013. Mr. Drew Kelley commenced serving as Chief Financial Officer on October 7, 2013.

* Less than one percent.

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Changes in Control

There are no arrangements known to the Company which may at a subsequent date result in a change in control of the Company.

PROPOSAL NO. 2: RATIFICATION AND APPROVAL OF AN EQUITY GRANT OF 145,456 SHARES OF THE COMPANY’S COMMON STOCK TO JASON T. YOUNG IN CONNECTION WITH HIS RE-APPOINTMENT AS CHIEF EXECUTIVE OFFICER OF THE COMPANY

Reasons for the Approval of the Equity Grant

Our Common Stock is listed on the Nasdaq Capital Market (“NASDAQ”) and we are therefore subject to the listing rules and requirements of NASDAQ. These rules require shareholder approval for certain issuances of Common Stock.

On August 19, 2013, the Board of Directors made the Equity Grant of 145,456 shares of the Company’s common stock to Mr. Young in connection with his re-appointment as Chief Executive Officer of the Company. Mr. Young had previously served as Chief Executive Officer of the Company but had resigned on August 16, 2011. Mr. Young was re-appointed as Chief Executive Officer of the Company on August 7, 2013. The Equity Grant was negotiated with Mr. Young following his period of non-employment as inducement for him to accept re-employment by the Company. The Equity Grant was endorsed by Brean Murray prior to issuance and unanimously approved by the Company's compensation committee on August 19, 2013. The Company’s compensation committee consists of all of the Company's Independent Directors.

The shares representing the Equity Grant have not been registered with the U.S. Securities and Exchange Commission and were issued pursuant to the exemption from registration provided under Section 4(2) the Securities Act of 1933, as amended.

The Company made the Equity Grant in reliance upon Nasdaq Rule 5635(c)(4) which provides an exception from shareholder approval for issuances following a bona fide period of non-employment as an inducement material to the individual's entering into re-employment with the Company, provided such issuances are approved by either the Company's independent compensation committee or a majority of the Company's Independent Directors. Notwithstanding the exception provided by Rule 5635(c)(4) and Mr. Young’s bona fide period of non-employment prior to the Equity Grant, which was authorized as inducement for his re-employment, Nasdaq subsequently advised the Company that reliance on the exception was not available because Mr. Young was serving as a director of the Company at the date of grant, which pursuant to Nasdaq’s interpretation pre-empts availability of the Rule 5635(c)(4) exception to the Company.

Upon being advised by Nasdaq, the Company promptly took corrective action by entering into a lock-up agreement which suspends the Equity Grant to Mr. Young pending a shareholder vote to approve the Equity Grant. The Company has obtained a support letter from Brean Murray, the controlling shareholder of approximately 61.5% of the issued and outstanding shares of Company Common Stock, indicating that Brean Murray will vote its shares in favor of ratification of the Equity Grant.

The Nasdaq staff has granted the Company an extension of time, until November 25, 2013, to regain compliance with Rule 5635 by seeking and receiving shareholder approval for the Equity Grant and notifying the Nasdaq staff of such action in writing.

Interest of Certain Officers and Directors in Matters to be Acted Upon

Mr. Young is the President and Chief Executive Officer of the Company and a member of the Board of Directors. He did not participate in any deliberations by the Board regarding the Equity Grant.

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Mr. Young has agreed not to vote any of the 153,688 shares of the Company’s common stock which he directly owns with respect to the proposal for ratification and approval of the equity grant of 145,456 shares of the Company’s common stock in connection with his re-appointment as Chief Executive Officer of the Company.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE EQUITY GRANT OF 145,456 SHARES OF THE COMPANY’S COMMON STOCK TO JASON T. YOUNG. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 2. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 2.

In connection with the Equity Grant, the Company is incorporating herein by reference the financial information set forth in the Company’s Annual Report on Form 10-K for the period ended June 30, 2013, including the following: The information set forth under the caption “Financial Statements,” which includes the Report of the Independent Registered Public Accounting Firm, Consolidated Balance Sheets at June 30, 2013 and 2012, Consolidated Statements of Operations for the Years Ended June 30, 2013 and 2012, Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended June 30, 2013 and 2012, Consolidated Statements of Cash Flows for the Years Ended June 30, 2013 and 2012 and Notes to Consolidated Financial Statements.

Financial Statements

The Company’s Annual Report on Form 10-K for the period ended June 30, 2013 is incorporated herein by reference thereto, including the Management’s Discussion and Analysis of Financial Conditions and Results of Operation, Consolidated Financial Statements and Notes thereto, the Report of Independent Registered Public Accounting Firm, Changes in and Disagreements with Accountants on Accounting and Financial Disclosure and Quantitative and Qualitative Disclosures about Market Risk.

Company Auditors

Representatives from the Company’s auditors will not be present at the Annual Meeting and will not be available to make a statement or answer questions at the Annual Meeting.

PROPOSAL NO. 3: ADVISORY APPROVAL OF THE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS

Reasons for the Advisory Approval of the Compensation of the Company’s Named Executive Officers

As required by Section 14A of the Securities and Exchange Act of 1934, as amended, we are providing our shareholders with a non-binding, advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table.

We believe that our compensation policies are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders.  This advisory shareholder vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the named executive officer’s compensation that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion in this Proxy Statement, is hereby approved.

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Because your vote is advisory, it will not be binding on either the Board of Directors or the Company.  However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements.  In addition, your advisory votes described in this Proposal 3 and below in Proposal 4 will not be construed as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Company’s executive officers.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS unanimously recommends that shareholders vote FOR” PROPOSAL NO. 3 to approve the compensation disclosed in this Proxy Statement of the Company’s executive officerS who ARE named in this Proxy Statement’s Summary Compensation Table.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 3. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 3.

PROPOSAL NO. 4: ADVISORY APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Reasons for the Advisory Vote on the Frequency of Future Votes on the Compensation of the Company’s Named Executive Officers

Section 14A of the Securities and Exchange Act of 1934, as amended requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its shareholders a non-binding advisory vote on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question (the “Named Executive Officers”).  By voting on this frequency proposal, shareholders may indicate whether they would prefer that the non-binding advisory vote on the compensation of the Company’s Named Executive Officers occur every one, two or three years.  Shareholders may also abstain from voting on the proposal.

The Board of Directors has determined that a non-binding advisory vote by the Company’s shareholders on executive compensation that occurs every three years is the most appropriate alternative for the Company.  In formulating its conclusion, the Board of Directors considered that an advisory vote on executive compensation every three years will allow the Board time to obtain information on shareholders' views of the compensation of the executive officers. It will also provide the Board and Compensation Committee with sufficient time to implement any appropriate changes to the executive compensation program.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal.  Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence.  The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory vote on executive compensation that has been recommended by the shareholders.  However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its shareholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s shareholders at the Annual Meeting.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS unanimously recommends that shareholders vote FOR” PROPOSAL NO. 4 to conduct an advisory shareholder vote every THREE yearS on the compensation of the Company’s executive officers named in the proxy statement’s summary compensation table for that year.

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SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 4. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 4.

PROPOSAL NO. 5: RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP TO SERVE AS OUR CERTIFIED INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2014.

Independent Registered Public Accounting Firm

The Board of Directors and its Audit Committee recommends that the shareholders vote in favor of ratifying the selection of the certified public accounting firm of Hein & Associates LLP of Denver, Colorado as the auditors who will continue to audit financial statements and perform other approved services for the year ending June 30, 2014 or until the Audit Committee and Board of Directors, in its discretion, replaces them. Hein & Associates LLP also audited our financial statements for the fiscal years ended December 31, 2001 through June 30, 2013.

An affirmative vote of the plurality of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes it is of sufficient importance to seek ratification. Whether the proposal is ratified or defeated, the Board of Directors may reconsider, at its discretion, its selection of Hein & Associates LLP. Representatives of Hein & Associates LLP are not expected to be present at the Annual Meeting.

Audit Fees

The Audit Committee reviews and determines whether specific projects or expenditures with our independent registered public accounting firm (auditor), Hein & Associates LLP potentially affect their independence. The Audit Committee’s policy requires that all services the Company's independent registered public accounting firm (auditor) may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval. Any approval will be reported to the Audit Committee at its next scheduled meeting.

The following table sets forth the aggregate fees billed to us for the years ended June 30, 2013 and 2012:

	2013	2012
Audit fees (1)	$190,000	$85,209
Audit-related fees	18,033	2,300
Tax fees (3)	20,250	13,600
All other fees (2)	101,607	9,617
Total audit and non-audit fees	$329,890	$110,726

(1)	Includes fees for professional services rendered for the audit of our annual financial statements and review of our Annual Report on Form 10-K for the year ended June 30, 2013 and 2012 and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal 2013 and 2012 and related SEC registration statements.

(2)	Includes fees billed for professional services rendered in fiscal 2013 and 2012, in connection with acquisition planning, due diligence and financial institution (non-regulatory, non-statutory) audit.

(3)	Includes fees billed for professional services rendered in fiscal 2013 and 2012, in connection with tax compliance (including U.S. federal and state returns) and tax consulting.

All Other Fees

During fiscal year ended June 30, 2013, there were no other fees billed for services rendered by Hein & Associates LLP other than the services described above.

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The Board of Directors has considered whether the provision of the services covered in this section is compatible with maintaining Hein & Associates LLP’s independence and believes that it is.

Required Shareholder Vote

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. If the shareholders should not ratify the appointment of Hein & Associates LLP, the Board will reconsider the appointment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5 TO RATIFY THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2014.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 5. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 5.

PROPOSAL NO. 6: AUTHORIZATION OF THE PROXIES TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors of the Company is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 6 TO AUTHORIZE THE PROXIES TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 6. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 6.

SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals intended to be presented at the 2014 Annual Meeting of the Shareholders of the Company must be received by the Company in writing on or before June 9, 2014, to be eligible for inclusion in the Company's proxy materials relating to the 2014 Annual Meeting of Shareholders. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the Company's 2014 proxy statement will have discretionary authority to vote on any shareholder proposal that is considered at the 2014 Annual Meeting of Shareholders, but not received on or prior to the deadline described above.

Proposals must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations, and our bylaws, committee charters, and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements. All shareholder proposals should be sent via certified mail, return receipt requested, and addressed to the Chief Executive Officer, ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724.

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ABSENCE OF APPRAISAL RIGHTS

Under the Utah Revised Business Corporation Act, holders of ARC’s Common Stock will not have any appraisal or dissenters’ rights as a result of the transactions described in this proxy statement.

AVAILABILITY OF REPORTS ON FORM 10-K

Upon written request, we will provide, without charge, a copy of our 2013 Form 10-K or other SEC filings to any shareholder of record, or to any shareholder who owns Common Stock listed in the name of a bank or broker as nominee, at the close of business on October 4, 2013. Any request for a copy of our 2013 Form 10-K or other SEC filings should be mailed to ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. As a result, shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, shareholders who own the Company’s common stock through certain brokerage firms, banks and other entities should be aware that they may only receive one copy from such entities. The Company will, upon request, deliver without charge a separate copy of the Company’s Annual Report on Form 10-K and/or this Proxy Statement, as may be requested, to any shareholder by contacting: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company is currently subject to the information requirements of the Exchange Act and files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 Washington, D.C. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public over the Internet at the SEC’s Website at http://www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in any other subsequently filed document.

Pursuant to the Exchange Act, we currently file annual and quarterly reports with the SEC. Our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2013, filed pursuant to Section 13 of the Exchange Act, includes financial statements and schedules.

This proxy statement incorporates by reference the following documents that we have previously filed or will file with the SEC. They contain important information about the Company and its financial condition.

•	Our Annual Report on Form 10-K, as amended, for the year ended June 30, 2013.

This proxy statement incorporates by reference our financial statements that are contained in certain documents that we have previously filed or will file with the SEC, as follows:

•	Our audited Consolidated Balance Sheet as of June 30, 2013 and June 30, 2012, our audited Consolidated Statements of Income for the years ended June 30, 2013 and June 30, 2012, our audited Consolidated Statements of Cash Flows for the years ended June 30, 2013 and June 30, 2012 and the Notes to our audited Consolidated Financial Statements, in each case that are contained in our Annual Report on Form 10-K for the year ended June 30, 2013.

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We also incorporate by reference any additional documents that we may file with the Commission under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this proxy statement and the date of the Annual Meeting.

We will provide, without charge, upon the written or oral request of any person to whom this proxy statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by written request addressed to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

These documents are also included in our SEC filings, which you can access electronically at the SEC website located at http://www.sec.gov.

This Notice and Proxy Statement are sent by order of the Board of Directors.

Dated: October 4, 2013	Jason T. Young
President and Chief Executive Officer

* * * * *

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ARC GROUP WORLDWIDE, INC.

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Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/ARCW

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/ARCW** to view the materials.

Step 2: Click on **Cast Your Vote or Request Materials**.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before November 14, 2013 to facilitate timely delivery.

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Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR each of the nominees listed under Proposal 1, a vote FOR Proposals 2, 3, 5 and 6 and a vote for the 3 Year alternative for Proposal 4.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/ARCW**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials ARC Group Worldwide, Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by November 14, 2013.

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1 a.m. Eastern Time, on November 25, 2013.

Vote by Internet

- Log on to the Internet and go to **www.envisionreports.com/ARCW**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed under Proposal 1, a vote FOR Proposals 2, 3, 5 and 6 and a vote for the 3 Year alternative for Proposal 4.

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1. To elect the following 3 directors:

01 - Jason T. Young 02 - Gregory D. Wallis 03 - Eddie W. Neely

☐ Mark here to vote FOR all nominees ☐ Mark here to WITHHOLD vote from all nominees ☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

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Proposal	1 Year	2 Years	3 Years	Abstain
4. To grant advisory approval regarding the frequency of future advisory votes on the compensation of the Company's Named Executive Officers.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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